UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21973

Eaton Vance Tax-Managed Global Diversified Equity Income Fund
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Alan R. Dynner The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2007

Item 1. Reports to Stockholders

Semiannual Report April 30, 2007

EATON VANCE
TAX-MANAGED
GLOBAL
DIVERSIFIED
EQUITY INCOME
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of April 30, 2007

INVESTMENT UPDATE

Michael A. Allison, CFA
Eaton Vance Mgmt.
Co-Portfolio Manager

Walter A. Row, CFA
Eaton Vance Mgmt.
Co-Portfolio Manager

Ronald M. Egalka
Rampart Investment Mgmt.
Co-Portfolio Manager

The Fund

•                  We are pleased to welcome shareholders to the first semiannual report for Eaton Vance Global Diversified Equity Income Fund (the Fund), a diversified, closed-end investment company traded on the New York Stock Exchange under the symbol EXG. Based on share price, the Fund had a total return of 5.55% for the period from inception on February 27, 2007, to April 30, 2007. This return resulted from an increase in share price to $20.16 on April 30, 2007, from $19.10 (offering price of $20 per share, less all commissions) on February 27, 2007.(1) The Fund’s primary objective is to provide current income and gains, with a secondary objective of capital appreciation. In pursuing its investment objectives, the Fund will evaluate returns on an after-tax basis, seeking to minimize and defer shareholder federal income taxes.

•                  Based on net asset value (NAV), the  Fund had a total return of 4.03% for the same period. This return was the result of an increase in NAV per share to $19.87 on April 30, 2007, from $19.10 (offering price of $20 per share, less all commissions) on February 27, 2007.(1)

•                  For comparison, the S&P 500 Index, an unmanaged index commonly used to measure the performance of U.S. stocks, had a total return of 6.44% for the period from February 27, 2007, to April 30, 2007. The FTSE Eurotop 100 Index, a tradable index designed to represent the performance of the 100 most highly-capitalized blue chip companies in Europe, had a total return of 10.27%, and the Lipper Global Funds Classification had a total return of 5.91% at NAV (5.38% at share price) for the period from February 28, 2007, to April 30, 2007.(2)

Management Discussion

•                  The Fund was established to offer investors sources of potential tax-advantaged income and gains. The Fund invests primarily in dividend-paying domestic and foreign common stocks that qualify for favorable federal income tax treatment. In addition, the Fund writes (sells) stock index call options with respect to a portion of its common stock portfolio value. This strategy is designed to generate current cash flow from the options premiums received but also allow for potential upside appreciation from the portfolio’s stock investments.

•                  During the period, signs continued to confirm steady economic growth domestically and overseas. In Europe, the economic recovery remained solid, as increases in production and corporate profits led to a recovery in business fixed investment and private consumption. In the U.S., better-than-expected corporate earnings results, coupled with continued strength in merger and acquisition activity, helped to offset worries about inflation and increased oil prices.

•                  During the period, the Fund’s best performance, relative to the benchmark S&P 500 Index, came from the financial, industrial, consumer discretionary and consumer staples sectors, where positive stock selection combined for the strongest contribution to relative performance. Conversely, the underperformance of Fund holdings in the energy sector proved to be a negative factor in the Fund’s performance.(2),(3)

•                  At April 30, 2007, the Fund had written call options on 35% of its equity holdings. The level of option premium available from writing call options is dependent, to a large extent, on investors’ expectation of the future volatility of the underlying asset. This volatility expectation, or “implied volatility,” is the primary driving force in determining the level of option premiums. The implied volatility of options rose significantly, as the U.S. capital markets exhibited a correction early in the period, and that higher level of volatility continued through the rest of March and April.

(1)          Share price and net asset value on February 27, 2007, were calculated assuming a purchase  price of $20.00 less the sales load of $0.90 per share paid by the shareholder.

(2)          It is not possible to invest directly in an Index or a Lipper Classification. The Indexes’ total  returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in an Index. The Lipper total return is the average total return, shown at net asset value and at market price, of the funds that are in the same Lipper Classification as the Fund. FTSE and Lipper total returns are as of month end only. For comparison, the Fund’s return at net asset value for the period from February 28, 2007, to April 30, 2007, was 7.58% and the S&P 500 Index had a return of 5.59%.

(3)          Holdings and industry weightings are subject to change due to active management.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

•                  This environment of increasing volatility allowed Rampart Investment Management, the Fund’s options manager, to increase, in some cases, the degree to which the calls were written “out-of-the-money.” A call option is out-of-the-money when its strike price is greater than the price of the underlying security. The Fund tends to write farther out-of-the-money options after a market or stock decline – a good time to have more upside exposure. Conversely, the Fund tends to write closer-to-the-money options after a period of market or stock strength – a good time to be taking a more conservative position. In effect, this strategy seeks to emulate a “buy low (less hedge)/sell high (more hedge)” investment approach. Writing index call options involves a trade-off between the amount of premium received and potentially reduced participation in future stock market appreciation.

•                  During the period covered in this report, the Fund’s dividend harvesting strategies proved productive, with a number of extraordinary, non-recurring dividend opportunities providing strong levels of qualified dividend income, along with significant tax-management benefits.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of April 30, 2007

FUND PERFORMANCE

Performance

Total Cumulative Returns (by share price, New York Stock Exchange)
Life of Fund (2/27/07)	5.55%

Total Cumulative Returns (at net asset value)
Life of Fund (2/27/07)	4.03%

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quated return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Ten Largest equity Holdings*

By total investments

Atlas Copco AB	2.6%
Intesa Sanpaolo	2.1
Nokia Oyj ADR	2.0
ABN AMRO Holdings NV	1.8
CVS/Caremark Corp.	1.7
Volvo AB	1.7
Altana AG	1.6
Skandinaviska Enskilda Banken AB	1.5
AXA SA	1.5
Fortum Oyj	1.5

*     Top Ten Equity Holdings represented 18% of the Fund’s total investments as of April 30, 2007. Fund information may not be representative of the Fund’s current or future investments and may change due to active management.

Regional Allocation**

By total investments

Eastern Europe 1.9%

**          Fund information may not be representative of the Fund’s current or future investments and may change due to active management. The regional allocation and largest equity holdings are presented without the offsetting effect of the Fund’s written option positions at April 30, 2007.

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of April 30, 2007

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks(1) — 95.7%
Security	Shares	Value
Aerospace & Defense — 0.7%
United Technologies Corp.	648,080	$43,505,610
		$43,505,610
Air Freight & Logistics — 0.5%
FedEx Corp.	275,731	$29,073,077
		$29,073,077
Automobiles — 1.3%
DaimlerChrysler AG	964,518	$78,084,145
		$78,084,145
Beverages — 0.5%
Diageo PLC	1,487,274	$31,354,271
		$31,354,271
Biotechnology — 0.5%
Amgen, Inc.(2)	487,284	$31,254,396
		$31,254,396
Capital Markets — 2.4%
Credit Suisse Group	331,665	$26,052,644
Goldman Sachs Group, Inc.	136,771	29,899,508
UBS AG	1,331,047	86,578,573
		$142,530,725
Chemicals — 1.1%
BASF AG	273,262	$32,605,647
Du Pont E.I. de Nemours and Co.	671,292	33,007,428
		$65,613,075
Commercial Banks — 14.6%
ABN AMRO Holdings NV	2,272,760	$110,280,013
Alpha Credit Bank	1,271,377	38,696,751
Banco Santander Central Hispano SA	2,008,752	36,159,650
Barclays PLC	65,591	946,999
BNP Paribas SA	380,080	44,096,576
Capitalia SPA	4,734,202	45,079,982
Danske Bank A/S	830,979	38,805,914
DnB NOR ASA	2,744,711	39,174,326
HSBC Holdings PLC	3,392,002	62,591,310

Security	Shares	Value
Commercial Banks (continued)
Intesa Sanpaolo(2)	14,918,473	$125,011,963
Lloyds TSB Group PLC	5,484,149	63,332,652
Royal Bank of Scotland PLC	859,756	32,921,789
Skandinaviska Enskilda Banken AB	2,510,263	91,818,866
Societe Generale	278,812	59,091,320
Svenska Handelsbanken AB, Class A	1,407,084	42,844,008
Swedbank AB	1,226,003	47,200,320
		$878,052,439
Commercial Services & Supplies — 0.7%
Securitas AB	2,653,542	$40,256,183
		$40,256,183
Communications Equipment — 2.9%
Cisco Systems, Inc.(2)	1,099,730	$29,406,780
Nokia Oyj ADR	4,785,545	120,835,011
Telefonaktiebolaget LM Ericsson	5,652,977	21,573,921
		$171,815,712
Computer Peripherals — 1.6%
Apple, Inc.(2)	214,811	$21,438,138
Hewlett-Packard Co.	732,617	30,872,480
International Business Machines Corp.	441,993	45,176,105
		$97,486,723
Construction & Engineering — 0.7%
Skanska AB	1,868,572	$43,176,733
		$43,176,733
Containers & Packaging — 0.3%
Temple-Inland, Inc.	299,106	$17,719,039
		$17,719,039
Diversified Financial Services — 4.6%
Bank of America Corp.	881,087	$44,847,328
Citigroup, Inc.	882,925	47,342,438
Fortis	485,914	21,837,991
ING Groep NV	1,487,674	67,766,860
Investor AB	1,684,422	44,995,656
JPMorgan Chase & Co.	953,956	49,701,108
		$276,491,381

See notes to financial statements

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of April 30, 2007

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Shares	Value
Diversified Telecommunication Services — 6.9%
AT&T, Inc.	1,471,287	$56,968,233
BT Group PLC	2,719,888	17,110,506
Cesky Telecom AS	2,603,691	77,856,349
Deutsche Telekom AG	2,635,206	47,989,413
France Telecom SA	1,280,552	37,448,950
Swisscom AG	108,316	38,283,562
Telecom Italia SPA	25,376,398	76,144,890
TeliaSonera AB	7,583,491	61,299,663
		$413,101,566
Electric Utilities — 4.8%
E. ON AG	212,843	$31,839,558
Edison International	769,743	40,296,046
Enel SPA	7,638,834	86,817,668
Energias de Portugal SA	7,335,790	40,146,193
Fortum Oyj	2,821,855	87,374,414
		$286,473,879
Electrical Equipment — 0.7%
Emerson Electric Co.	903,210	$42,441,838
		$42,441,838
Energy Equipment & Services — 2.0%
Aker Kvaerner ASA	3,621,210	$84,889,601
Schlumberger, Ltd.	473,808	34,981,245
		$119,870,846
Food & Staples Retailing — 2.6%
CVS/Caremark Corp.	2,749,733	$99,650,324
Tesco PLC	1,906,886	17,536,697
Wal-Mart Stores, Inc.	766,911	36,750,375
		$153,937,396
Food Products — 1.9%
Dean Foods Co.	1,063,151	$38,730,591
Kraft Foods, Inc., Class A	355,069	11,884,159
Nestle SA	153,359	60,762,810
		$111,377,560
Health Care Equipment & Supplies — 0.5%
Medtronic, Inc.	578,827	$30,637,313
		$30,637,313

Security	Shares	Value
Health Care Providers & Services — 0.9%
Aetna, Inc.	477,822	$22,400,295
Health Management Associates, Inc.	200,000	2,138,000
UnitedHealth Group, Inc.	562,498	29,846,144
		$54,384,439
Hotels, Restaurants & Leisure — 1.1%
Lottomatica SPA(2)	1,032,048	$42,247,795
Marriott International, Inc., Class A	550,437	24,885,257
		$67,133,052
Household Durables — 0.3%
D.R. Horton, Inc.	682,382	$15,135,233
		$15,135,233
Household Products — 0.8%
Procter & Gamble Co.	761,661	$48,982,419
		$48,982,419
Industrial Conglomerates — 2.2%
General Electric Co.	1,981,915	$73,053,387
Siemens AG	493,804	59,584,462
		$132,637,849
Insurance — 4.8%
American International Group, Inc.	510,620	$35,697,444
AXA SA	1,939,951	89,076,860
Muenchener Rueckversicherungs-Gesellschaft AG	250,343	44,472,790
Sampo Oyi	2,259,188	70,389,375
Swiss Reinsurance Co.	490,617	46,158,110
		$285,794,579
Internet Software & Services — 0.3%
Google, Inc., Class A(2)	43,141	$20,335,805
		$20,335,805
IT Services — 0.9%
Paychex, Inc.	854,798	$31,713,006
Western Union Co.	927,279	19,519,223
		$51,232,229

See notes to financial statements

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of April 30, 2007

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Shares	Value
Life Sciences Tools & Services — 0.5%
Thermo Fisher Scientific, Inc.(2)	516,475	$26,887,688
		$26,887,688
Machinery — 6.9%
Atlas Copco AB	4,113,282	$155,952,724
Metso Oyj	780,870	42,709,742
Sandvik AB	2,510,263	47,819,409
SKF AB	2,097,926	45,657,518
Volvo AB	5,079,770	99,575,865
Volvo AB, Redemption Shares	1,015,954	3,786,155
Wartsila Oyj	309,542	20,697,404
		$416,198,817
Media — 1.7%
Comcast Corp., Class A(2)	1,083,376	$28,882,804
Gestevision Telecinco SA(2)	757,034	22,849,686
Time Warner, Inc.	1,517,228	31,300,414
Wolters Kluwer NV	666,035	19,729,651
		$102,762,555
Metals & Mining — 1.6%
Anglo American PLC	1,104,686	$58,178,171
Outokumpu Oyj	1,081,330	35,933,011
		$94,111,182
Multiline Retail — 0.4%
Target Corp.	430,328	$25,548,573
		$25,548,573
Multi-Utilities — 1.1%
CMS Energy Corp.	1,397,388	$25,879,626
RWE AG	393,729	41,503,299
		$67,382,925
Oil, Gas & Consumable Fuels — 7.8%
BP PLC	5,371,978	$60,271,264
Cairn Energy PLC(2)	1,574,573	52,902,286
ConocoPhillips	454,225	31,500,504
ENI SPA	1,914,537	63,497,968
Exxon Mobil Corp.	878,522	69,737,076
Neste Oil Oyj	1,207,986	42,653,917

Security	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Occidental Petroleum Corp.	687,627	$34,862,689
Royal Dutch Shell PLC	1,688,658	59,471,567
Statoil ASA	804,996	22,537,927
Total SA	436,929	32,211,997
		$469,647,195
Paper and Forest Products — 2.1%
Stora Enso Oyj	2,458,730	$44,870,609
Svenska Cellulosa AB	783,187	40,230,120
UPM-Kymmene Oyj	1,564,087	38,550,324
		$123,651,053
Pharmaceuticals — 5.6%
Abbott Laboratories	675,114	$38,224,955
Allergan, Inc.	193,057	23,398,508
Altana AG	1,292,239	96,088,701
AstraZeneca PLC	385,347	20,959,317
GlaxoSmithKline PLC	1,920,139	55,387,770
Novartis AG	425,041	24,714,550
Roche Holding AG	103,986	19,598,343
Sanofi-Synthelabo SA	234,048	21,425,622
Wyeth	602,814	33,456,177
		$333,253,943
Semiconductors & Semiconductor Equipment — 1.0%
Intel Corp.	1,704,276	$36,641,934
Texas Instruments, Inc.	706,862	24,294,847
		$60,936,781
Software — 0.9%
Microsoft Corp.	1,865,302	$55,847,142
		$55,847,142
Specialty Retail — 0.4%
Lowe's Companies, Inc.	811,541	$24,800,693
		$24,800,693
Textiles, Apparel & Luxury Goods — 0.4%
LVMH Moet Hennessy Louis Vuitton SA	191,682	$22,344,309
		$22,344,309

See notes to financial statements

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of April 30, 2007

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Shares	Value
Tobacco — 1.1%
Altria Group, Inc.	513,088	$35,362,025
British American Tobacco PLC	983,917	30,455,337
		$65,817,362
Wireless Telecommunication Services — 1.1%
Vodafone Group PLC	23,212,472	$66,044,093
		$66,044,093
Total Common Stocks (identified cost $5,528,651,790)		$5,735,123,823
Other Issues — 0.00%
Description	Shares	Value
Cairn Energy PLC, Class B, Deferred Shares(2)	1,937,937	$0
Total Other Issues (identified cost, $0)		$0
Short-Term Investments — 4.6%
Description	Interest (000's omitted)	Value
Investment in Cash Management Portfolio, 4.70%(3)	277,811	$277,811,494
Total Short-Term Investments (identified cost, $277,811,494)		$277,811,494
Total Investments — 100.3% (identified cost $5,806,463,284)		$6,012,935,317

Covered Call Options Written — (0.5%)
Type of Contract	Number of Contracts	Premiums Received	Value
Eurotop 100 Index, Expires 05/15/07, Strike 323.50	32,195	$11,294,006	$(10,618,555)
S&P 500 Index, Expires 05/19/07, Strike 1,470.00	4,716	9,217,531	(12,497,400)
S&P 500 Index, Expires 05/19/07, Strike 1,475.00	2,363	4,146,710	(5,316,750)
Total Covered Call Options Written (premiums received $24,658,247)			$(28,432,705)

Put Options Written — (0.0%)
Type of Contract	Number of Contracts	Premiums Received	Value
Corning, Inc., Expires 05/19/07, Strike 22.50	8,595	$417,711	$(128,925)
Deere Co., Expires 06/16/07, Strike 105.00	1,515	560,693	(416,625)
Total Put Options Written (premiums received $978,404)			$(545,550)

Other Assets, Less Liabilities — 0.2%	$10,909,084
Net Assets — 100.0%	$5,994,866,146

ADR - American Depository Receipt

(1)  A portion of each common stock holding has been segregated as collateral for options written.

(2)  Non-income producing security.

(3)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2007.

Country Concentration of Portfolio
Country	Percentage of Total Investments	Value
United States	34.6%	$2,079,580,686
Sweden	13.1	786,187,142
United Kingdom	10.5	629,464,028
Italy	7.3	438,800,267
Germany	7.2	432,168,016
Finland	6.4	383,178,797
France	5.1	305,695,633
Switzerland	5.0	302,148,591
Netherlands	3.9	232,757,769
Norway	2.4	146,601,854
Czech Republic	1.3	77,856,349
Spain	1.0	59,009,336
Portugal	0.6	40,146,193
Denmark	0.6	38,805,914
Greece	0.6	38,696,751
Belgium	0.4	21,837,991
	100.0%	$6,012,935,317

See notes to financial statements

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of April 30, 2007

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of April 30, 2007

Assets
Unaffiliated investments, at value (identified cost, $5,528,651,790)	$5,735,123,823
Affiliated investment, at value (identified cost, $277,811,494)	277,811,494
Foreign currency, at value (identified cost, $3,090,932)	3,087,656
Receivable for investments sold	127,097,026
Dividends and interest receivable	31,964,990
Tax reclaim receivable	2,084,416
Interest receivable from affiliated investment	1,283,499
Total assets	$6,178,452,904
Liabilities
Payable for investments purchased	$148,630,054
Written options outstanding, at value (premiums received $25,636,651)	28,978,255
Payable to affiliate for investment advisory fees	4,656,745
Payable to affiliate for Trustees' fees	5,247
Other accrued expenses	1,316,457
Total liabilities	$183,586,758
Net Assets	$5,994,866,146
Sources of Net Assets
Common Shares, $0.01 par value, unlimited number of shares authorized, 301,705,000 shares issued and outstanding	$3,017,050
Additional paid-in capital	5,758,688,250
Accumulated net realized loss (computed on the basis of identified cost)	(100,763,725)
Accumulated undistributed net investment income	130,579,101
Net unrealized appreciation (computed on the basis of identified cost)	203,345,470
Net Assets	$5,994,866,146
Net Asset Value
($5,994,866,146 ÷ 301,705,000 shares issued and outstanding)	$19.87

Statement of Operations

For the Period Ended
April 30, 2007(1)

Investment Income
Dividends (net of foreign taxes, $12,290,098)	$136,666,889
Interest	1,368,744
Interest income allocated from affiliated investment	2,504,840
Expenses allocated from affiliated investment	(236,964)
Total investment income	$140,303,509
Expenses
Investment adviser fee	$9,153,109
Trustees' fees and expenses	5,247
Custodian fee	331,655
Printing and postage	102,024
Legal and accounting services	30,607
Organization expenses	15,000
Transfer and dividend disbursing agent fees	6,300
Miscellaneous	95,476
Total expenses	$9,739,418
Deduct — Reduction of custodian fee	$10
Expense reimbursement from investment adviser	15,000
Total expense reductions	$15,010
Net expenses	$9,724,408
Net investment income	$130,579,101
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(20,868,890)
Written options	(77,942,297)
Foreign currency transactions	(1,952,538)
Net realized loss	$(100,763,725)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$206,472,033
Written options	(3,341,604)
Foreign currency	215,041
Net change in unrealized appreciation (depreciation)	$203,345,470
Net realized and unrealized gain	$102,581,745
Net increase in net assets from operations	$233,160,846

(1)  For the period from the start of business, February 27, 2007, to April 30, 2007.

See notes to financial statements

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of April 30, 2007

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Period Ended April 30, 2007(1)
From operations — Net investment income	$130,579,101
Net realized loss from investment transactions, written options and foreign currency transactions	(100,763,725)
Net change in unrealized appreciation (depreciation) of investments, written options and foreign currency	203,345,470
Net increase in net assets from operations	$233,160,846
Capital share transactions — Proceeds from sale of shares	$5,762,470,000 (2)
Offering costs	(864,700)
Net increase in net assets from capital share transactions	$5,761,605,300
Net increase in net assets	$5,994,766,146
Net Assets
At beginning of period	$100,000
At end of period	$5,994,866,146
Accumulated undistributed net investment income included in net assets
At end of period	$130,579,101

(1)  For the period from the start of business, February 27, 2007, to April 30, 2007.

(2)  Proceeds from sales of shares net of sales load paid of $271,530,000.

See notes to financial statements

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of April 30, 2007

FINANCIAL STATEMENTS (Unaudited) CONT'D

Financial Highlights

	Period Ended April 30, 2007(1)
Net asset value — Beginning of period	$19.100	(2)
Income from operations
Net investment income(3)	$0.458
Net realized and unrealized gain	0.315
Total income from operations	$0.773
Offering costs charged to paid-in capital(3)	$(0.003)
Net asset value — End of period	$19.870
Market value — End of period	$20.160
Total Investment Return on Net Asset Value	4.03	%(4)
Total Investment Return on Market Value	5.55	%(4)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$5,994,866
Ratios (As a percentage of average net assets applicable to common shares):
Expenses before custodian fee reduction	1.06	%(5)
Expenses after custodian fee reduction	1.06	%(5)
Net investment income	13.91	%(5)
Portfolio Turnover	1%

(1)  For the period from the start of business, February 27, 2007, to April 30, 2007.

(2)  Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.

(3)  Computed using average common shares outstanding.

(4)  Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis.

(5)  Annualized.

See notes to financial statements

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of April 30, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1  Significant Accounting Policies

Eaton Vance Tax-Managed Global Diversified Equity Income Fund (the Fund) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund was organized under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated October 30, 2006. The Fund's primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation. The Fund pursues its investment objectives by investing primarily in a diversified portfolio of domestic and foreign common stocks. Under normal market conditions, the Fund will seek to generate current earnings from option premiums by selling stock index call options with respect to a portion of its portfolio securities. The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Fund for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Fund may invest in Cash Management Portfolio (Cash Management) an affiliated investment company managed by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

B  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable income, including any net realized capital gain on investments. Accordingly, no provision for federal income or excise tax is necessary.

D  Offering Costs — Costs incurred by the Fund in connection with the offering of the common shares were recorded as a reduction of capital paid in excess of par applicable to common shares.

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of April 30, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

E  Written Options — Upon the writing of a call or a put option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written in accordance with the Fund's policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

J  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statements of Operations.

K  Interim Financial Statements — The interim financial statements relating to April 30, 2007 and for the period from the start of business, February 27, 2007, to April 30, 2007 have not been audited by an independent registered public accounting firm, but in the opinion of the Fund's management reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Distribution to Shareholders

The Fund intends to make regular quarterly distributions sourced from the Fund's cash available for distribution. "Cash available for distribution" will consist of the Fund's dividends and interest income after payment of Fund expenses, net option premiums, and net realized and unrealized gains on stock investments. The Fund's annual distributions will likely differ from annual net investment income. The investment income of the Fund will consist of all dividend and interest income accrued on portfolio investments, short-term capital gain (including short-term gains on option positions and gains on the sale of portfolio investments held for one year or less) in excess of long-term capital loss and income from certain hedging transactions, less all expenses of the Fund. If the Fund's total quarterly distributions in any year exceed the amount of its net investment income for the year, any such excess would be characterized as a return of capital for federal income tax purposes to the extent not designated as a capital gain dividend. Distributions in any year may include a substantial return of capital component. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. The final determination of tax characteristics of the Fund's distributions will occur after the end of the year, at which time it will be reported

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of April 30, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

to shareholders. As portfolio and market conditions change, the rate of distributions and the Fund's distribution policy could change. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM, as compensation for management and investment advisory services rendered to the Fund. Under the advisory agreement, EVM receives a monthly advisory fee in the amount of 1.00% annually of average daily gross assets of the Fund. EVM serves as the administrator of the Fund, but currently receives no compensation for providing administrative services to the Fund.

The portion of the advisory fees payable by Cash Management on the Fund's investment of cash therein is credited against the Fund's advisory fees. For the period from the start of business, February 27, 2007, to April 30, 2007, the Fund's advisory fee totaled $9,385,703 of which $232,594 was allocated from Cash Management and $9,153,109 was paid or accrued directly by the Fund. Pursuant to a sub-advisory agreement, EVM has delegated the investment management of the Fund's option strategy to Rampart Investment Management Company (Rampart). EVM pays Rampart a fee at an annual rate equal to 0.05% of the value of the Fund's average daily gross assets that is subject to written call options for sub-advisory services provided to the Fund.

EVM has agreed to reimburse the Fund for costs incurred in the Fund's organization. For the period from the start of business, February 27, 2007, to April 30, 2007, EVM reimbursed the Fund $15,000 in organization expenses.

Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period from the start of business, February 27, 2007, to April 30, 2007, no significant amounts have been deferred.

Certain officers and Trustees of the Fund are officers of the above organization.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $5,602,379,114 and $52,858,434, respectively, for the period from the start of business, February 27, 2007, to April 30, 2007.

5  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of investments owned by the Fund at April 30, 2007, as determined on a federal income tax basis, were as follows:

Aggregate cost	$5,806,463,284
Gross unrealized appreciation	$295,564,188
Gross unrealized depreciation	(89,092,155)
Net unrealized appreciation	$206,472,033

The net unrealized appreciation on foreign currency at April 30, 2007 on a federal income tax basis was $215,041.

6  Common Shares of Beneficial Interest

The Agreement and Declaration of Trust permits the Fund to issue an unlimited number of full and fractional $0.01 par value common shares of beneficial interest. Transactions in common shares were as follows:

Period Ended April 30, 2007(1)
Sales	301,705,000
Net increase	301,705,000

(1) For the period from the start of business, February 27, 2007, to April 30, 2007.

7  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of April 30, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

offsetting transactions are considered. A summary of obligations under these financial instruments at April 30, 2007 is included in the Portfolio of Investments.

Written options activity for the period from the start of business, February 27, 2007, to April 30, 2007 was as follows:

	Number of Contracts	Premiums Received
Outstanding, beginning of period	0	$0
Options written	122,938	62,193,826
Options terminated in closing purchase transactions	(44,353)	(30,984,164)
Options expired	(29,201)	(5,573,011)
Outstanding, end of period	49,384	$25,636,651

All of the assets of the Fund are subject to segregation to satisfy the requirements of the escrow agent. At April 30, 2007, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

8  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

9  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, (FIN 48) "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of April 30, 2007, there are no uncertain tax positions.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, (FAS 157) "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

Eaton Vance Tax-Managed Global Diversified Equity Income Fund

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders automatically have dividends and capital gains distributions reinvested in common shares (the Shares) of the Fund unless they elect otherwise through their investment dealer. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund's transfer agent, American Stock Transfer and Trust Company or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquires regarding the Plan can be directed to the Plan Agent, American Stock Transfer and Trust Company, at 1-866-706-0514.

Eaton Vance Tax-Managed Global Diversified Equity Income Fund

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

  Please print exact name on account:

  Shareholder signature  Date

  Shareholder signature  Date

  Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Tax-Managed Global Diversified Equity Income Fund
c/o American Stock Transfer & Trust Company
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and has no employees.

Number of Shareholders

As of April 30, 2007, our records indicate that there are 64 registered shareholders and approximately 149,217 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
1-800-225-6265

New York Stock Exchange symbol

The New York Stock Exchange symbol is EXG.

Eaton Vance Tax-Managed Global Diversified Equity Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that in order for a fund to enter into an investment advisory agreement with an investment adviser, the fund's Board of Trustees, including a majority of the Trustees who are not "interested persons" of the fund ("Independent Trustees"), must approve the agreement and its terms at an in-person meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on December 11, 2006, the Board, including a majority of the Independent Trustees, voted to approve the investment advisory agreement of the Eaton Vance Tax-Managed Global Diversified Equity Income Fund (the "Fund") with Eaton Vance Management (the "Adviser") and the sub-advisory agreement with Rampart Investment Management Company, Inc. (the "Sub-adviser"). The Board reviewed information furnished for the December 2006 meeting as well as information previously furnished with respect to the approval of other investment advisory agreements for other Eaton Vance Funds. Such information included, among other things, the following:

Information about Fees and Expenses

•  The advisory and related fees to be paid by the Fund and the anticipated expense ratio of the Fund;

•  Comparative information concerning fees charged by the Adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those to be used in managing the Fund, and concerning fees charged by other advisers for managing funds similar to the Fund;

Information about Portfolio Management

•  Descriptions of the investment management services to be provided to the Fund, including the investment strategies and processes to be employed;

•  Information concerning the allocation of brokerage and the benefits expected to be received by the Adviser as a result of brokerage allocation for the Fund, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the Fund's brokerage, and the implementation of the soft dollar reimbursement program established with respect to the Eaton Vance Funds;

•  The procedures and processes to be used to determine the fair value of Fund assets and actions to be taken to monitor and test the effectiveness of such procedures and processes;

Information about the Adviser and Sub-Adviser

•  Reports detailing the financial results and condition of the Adviser and Sub-adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Fund, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of the Adviser and its affiliates and of the Sub-adviser, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by the Adviser and its affiliates and the Sub-adviser, on behalf of the Eaton Vance Funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of the Adviser and its affiliates and of the Sub-adviser;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services to be provided by the Adviser and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and Fund accountants by the Adviser (which is also the Administrator); and

•  The terms of the advisory agreement and sub-advisory agreement of the Fund.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board concluded that the terms of the investment advisory agreement between the Fund, and the Adviser, and the

Eaton Vance Tax-Managed Global Diversified Equity Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

sub-advisory agreement with the Sub-adviser, including their fee structures, are in the interests of shareholders. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve the advisory agreement and sub-advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement and sub-advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services to be provided to the Fund by the Adviser and the Sub-adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in dividend-paying common and preferred stocks. The Board noted the Adviser's in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management. With respect to the Sub-adviser, the Board considered the Sub-adviser's business reputation and its options strategy and its past experience in implementing this strategy.

The Board also reviewed the compliance programs of the Adviser and the Sub-adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the respective investment advisory and sub-advisory agreements.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including administrative services fee rates, to be payable by the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the Fund's management fees and estimated expense ratio for a one-year period. The Board also considered that Eaton Vance or an affiliate has agreed to reimburse all organizational costs and pay certain offering costs on behalf of the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services to be provided by the Adviser, the Board concluded with respect to the Fund that the management fees proposed to be charged to the Fund for advisory and related services and the total expense ratio of the Fund are reasonable.

Profitability

The Board reviewed the level of profits expected to be realized at various asset levels by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits expected to be received by the Adviser and its affiliates in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other advisory clients. The Board also concluded that, in light of its role as a sub-adviser not affiliated with the Adviser, the Sub-adviser's expected profitability in managing the Fund was not a material factor.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits expected to be realized by the Adviser and its affiliates are reasonable.

Eaton Vance Tax-Managed Global Diversified Equity Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund will not be continuously offered and concluded that, in light of the level of the Adviser's expected profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate. Based upon the foregoing, the Board concluded that the benefits from economies of scale are expected to be shared equitably by the Adviser and its affiliates and the Fund.

Eaton Vance Tax-Managed Global Diversified Equity Income Fund

INVESTMENT MANAGEMENT

Officers
Duncan W. Richardson
President
Thomas E. Faust Jr.
Vice President and Trustee
James B. Hawkes
Vice President and Trustee
Michael A. Allison
Vice President
Walter A. Row, III
Vice President
Barbara E. Campbell
Treasurer
Alan R. Dynner
Secretary
Paul M. O'Neil
Chief Compliance Officer	Trustees Samuel L. Hayes, III Chairman Benjamin C. Esty Allen R. Freedman William H. Park Ronald A. Pearlman Norton H. Reamer Heidi L. Steiger Lynn A. Stout Ralph F. Verni

Investment Adviser of Eaton Vance Tax-Managed Global Diversified Equity Income Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Sub-Adviser of Eaton Vance Tax-Managed Global Diversified Equity Income Fund
Rampart Investment Management

One International Place
Boston, MA 02110

Administrator of Eaton Vance Tax-Managed Global Diversified Equity Income Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company

59 Maiden Lane
Plaza Level
New York, NY 10038

Eaton Vance Tax-Managed Global Diversified Equity Income Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

2898-6/07  CE-TMGDEISRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).  Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration.  Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman and Chief Operating Officer of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

Not required in this filing

Item 5. Audit Committee of Listed registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below.  The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year.  In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy.  The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.  The investment adviser will generally vote proxies through the Agent.  The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies.  It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent.  The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies.  The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies.  The investment adviser generally supports management on social and environmental proposals.  The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients.  The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists.  If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not required in this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders.

EATON VANCE FUNDS

PROCEDURES WITH RESPECT TO NOMINEES TO THE BOARD

I.  Identification of Candidates.  When a vacancy on the Board of a Fund exists or is anticipated, and such vacancy is to be filled by an Independent Trustee, the Governance Committee shall identify candidates by obtaining referrals from such sources as it may deem appropriate, which may include current Trustees, management of the Funds, counsel and other advisors to the Trustees, and shareholders of a Fund who submit recommendations in accordance with these procedures.  In no event shall the Governance Committee consider as a candidate to fill any such vacancy an individual recommended by management of the Funds, unless the Governance Committee has invited management to make such a recommendation.

II Shareholder Candidates.  The Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder of a Fund if such recommendation contains (i) sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund).  Shareholders shall be directed to address any such recommendations in writing to the attention of the Governance Committee, c/o the Secretary of the Fund.  The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt.  The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

III.Evaluation of Candidates.  In evaluating a candidate for a position on the Board of a Fund, including any candidate recommended by shareholders of the Fund, the Governance Committee shall consider the following:  (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of public companies; (iii) the candidate’s educational background, (iv) the candidate’s reputation for high ethical standards and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act and any other actual or potential conflicts of interest involving the candidate and the Fund; and (viii) such other factors as the Governance Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies.  Prior to making a final recommendation to the Board, the Governance Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Tax-Managed Global Diversified Equity Income Fund

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

June 12, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

June 12, 2007

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

June 12, 2007